                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-08452
                                   -------------------------------------
                  Nations Balanced Target Maturity Fund, Inc.
     ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                           One Bank of America Plaza
                                 NC1-002-33-31
                                 Charlotte NC                28255
     ---------------------------------------------------------------------
            (Address of principal executive offices)       (Zip code)

                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
   ---------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 704-388-4353
                                                   ---------------------

Date of fiscal year end:  03-31-2004
                        ----------------------

Date of reporting period:  09-30-2003
                         ---------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                            NATIONS BALANCED TARGET
                              MATURITY FUND, INC.


                                    S E M I
                                  A N N U A L
                                  R E P O R T


                     For the period ended September 30, 2003




                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND

FOR A FREE COPY OF THE COMPANY'S PROXY VOTING GUIDELINES CALL 1-800-982-2271 OR VISIT THE SECURITIES AND EXCHANGE COMMISSION (SEC)'S WEB SITE AT WWW.SEC.GOV.


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA CORPORATION ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semiannual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the period ended September 30, 2003.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by investing a majority of its assets in zero coupon U.S. Treasury obligations and the balance of its assets in equity securities. For the six-months ended September 30, 2003, the total return of Nations Balanced Target Maturity Fund, Inc. was 1.52%(1), based on an ending market value of $9.78. Over this period, the Company distributed $0.22 per share of ordinary income to its shareholders. As of September 30, 2003, 98.4% of the Company's portfolio was invested in U.S. Treasury obligations and 1.6% in a diversified portfolio of common stocks. The breakdown of portfolio holdings by asset type are as follows:

             PORTFOLIO BREAKDOWN (% OF NET ASSETS AS OF 9/30/03)(2)


                         [PIE CHART]

U.S. Treasury Obligations                                     98.4%
Commercial banking                                             0.4%
Insurance                                                      0.2%
Integrated oil                                                 0.2%
Aerospace and defense                                          0.1%
Broadcasting and cable                                         0.1%
Electric power -- Nuclear                                      0.1%
Investment Services                                            0.1%
Oilfield services                                              0.1%
Paper and forest products                                      0.1%
Other                                                          0.2%

INVESTMENT PHILOSOPHY

The Company's assets are primarily invested in zero coupon U.S. Treasury obligations, which were purchased at or about the Company's inception date. The zero coupon securities will be held to the Company's maturity with the intent of assisting to achieve its investment objective. The Company's portfolio also includes a diversified group of common stocks. The equity portion of the portfolio is managed through an investment process that combines valuation screening, fundamental research and a comprehensive risk management strategy.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 8.11%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

              TOP TEN HOLDINGS (% OF NET ASSETS AS OF 9/30/03)(2)

   Citigroup, Inc.                                       0.1%
   FleetBoston Financial Corporation                     0.1%
   US Bancorp                                            0.1%
   Comcast Corporation, Class A                          0.0%
   Exxon Mobil Corporation                               0.0%
   Honeywell International Inc.                          0.0%
   Altria Group, Inc.                                    0.0%
   Verizon Communications Inc.                           0.0%
   United Technologies Corporation                       0.0%
   Hewlett-Packard Company                               0.0%

MARKET PERFORMANCE AND INVESTMENT ENVIRONMENT

During the period, the capital markets reflected an increasingly optimistic view as to the vigor and sustainability of the U.S. economic recovery. Although performance has been strong across all market segments, investors have focused more narrowly on those areas with the greatest sensitivity to an improving environment. Since March, stocks outperformed most fixed-income markets, as the generally riskier components of the capital markets outpaced their higher quality counterparts.

Fixed-income markets have been volatile since late 2002, responding to various factors, including geopolitical developments and changes in the economy. During the period, the yield curve remained quite steep with spreads between the 30-day Treasury bills and the 10-year Treasury note exceeding 350 basis points. Since touching the lowest level in over four decades of 3.13% in June, the yield on long-term Treasuries has backed up by nearly 150 basis points, trading in a range between around 3.90% and 4.60% in September.

Treasuries, which had been a safe (if static) haven for wary investors during the extended bear market, lost some of their luster as equities began to revive. Accumulating evidence of economic growth in an environment of historically low inflation and interest rates encouraged investors to migrate to lower quality bonds, and high yield markets surged. Year-to-date, high yield bonds outperformed investment grade corporate bonds by more than four times. Through September 30, the US High-Yield BB& B Rated Market Index(3) returned 22.76% to investors, compared with 3.78% for the Lehman Aggregate Bond Index.(4) Note that high yield bonds offer the potential for higher income than other debt securities, but they also have higher risk.

INVESTMENT OUTLOOK

Looking ahead, we are hopeful that the economy will continue to look stronger due to low interest rates, a strengthening dollar and some continued impetus from further expected tax cuts. We also anticipate positive corporate earnings to continue to advance in late 2003 and 2004. However, even with the signs of positive economic news, the FOMC will continue to watch the economic landscape very closely.

Analysts speculate that monetary policymakers will leave rates unchanged for a sustained period of time, and current market consensus is they will continue at current levels through the first half of 2004.

During the fourth quarter of 2003 and first quarter of 2004, we believe the economy will continue to gain strength. If the economy continues to show signs of strengthening, job growth should improve. We think that a resumption of capital spending, a competitive dollar and a rebuilding of inventories should push industrial output higher, which, in turn, will cause companies to resume hiring to meet demand. An improved labor market should set off advances in personal income and additional consumer spending.

MANAGEMENT UPDATE

Bank of America continues to look for opportunities to reinforce its investment advisory unit's professional ranks. In this regard, we are pleased to introduce the recently named president of Banc of America Capital Management, LLC, Keith Winn, who has over 20 years of experience in the investment industry.

(3) The US High-Yield BB& B Rated Market Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. Securities in the index have remaining maturities of at least 1 year, at least $100 million outstanding and are rated BB or B by Standard and Poor's or Moody's.

(4) The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.
 2

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. Please see page 11 of this report for important information regarding fund liquidation.

Sincerely,


/s/ WILLIAM P. CARMICHAEL                                         /s/ H. KEITH WINN
WILLIAM P. CARMICHAEL                                             H. KEITH WINN
CHAIRMAN OF THE BOARD OF DIRECTORS                                PRESIDENT
NATIONS BALANCED TARGET MATURITY FUND, INC.                       BANC OF AMERICA CAPITAL MANAGEMENT, LLC

October 14, 2003

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS                     SEPTEMBER 30, 2003 (UNAUDITED)


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            COMMON STOCKS -- 1.7%
            AEROSPACE AND DEFENSE -- 0.1%
      525   B.F. Goodrich Company.........................................   $    13
      100   Lockheed Martin Corporation...................................         5
      115   Northrop Grumman Corporation..................................        10
      275   Raytheon Company..............................................         8
      250   United Technologies Corporation...............................        18
                                                                             -------
                                                                                  54
                                                                             -------
            AIRLINES -- 0.0%+
      525   Delta Air Lines, Inc. ........................................         7
                                                                             -------
            BEVERAGES -- 0.0%+
      250   Diageo plc, ADR...............................................        11
      208   PepsiCo, Inc. ................................................        10
                                                                             -------
                                                                                  21
                                                                             -------
            BROADCASTING AND CABLE -- 0.1%
      249   Clear Channel Communications, Inc. ...........................        10
      775   Comcast Corporation, Class A!!................................        23
      600   The Walt Disney Company.......................................        12
                                                                             -------
                                                                                  45
                                                                             -------
            CHEMICALS -- BASIC -- 0.0%+
      150   Eastman Chemical Company......................................         5
      275   PPG Industries, Inc. .........................................        14
                                                                             -------
                                                                                  19
                                                                             -------
            COMMERCIAL BANKING -- 0.4%
      320   Charter One Financial, Inc. ..................................        10
      900   Citigroup Inc. ...............................................        40
      100   Comerica Inc. ................................................         5
      900   FleetBoston Financial Corporation.............................        27
      525   Mellon Financial Corporation..................................        16
      984   US Bancorp....................................................        24
      225   Wachovia Corporation..........................................         9
      175   Wells Fargo & Company.........................................         9
                                                                             -------
                                                                                 140
                                                                             -------
            COMMERCIAL SERVICES -- 0.0%+
      675   Ingram Micro Inc.!!...........................................         9
    1,500   Solectron Corporation!!.......................................         9
                                                                             -------
                                                                                  18
                                                                             -------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.0%+
      925   Hewlett-Packard Company.......................................        18
       75   International Business Machines Corporation...................         7
                                                                             -------
                                                                                  25
                                                                             -------
            CONSUMER CREDIT AND MORTGAGES -- 0.0%+
      175   American Express Company......................................         8
      175   Freddie Mac...................................................         9
                                                                             -------
                                                                                  17
                                                                             -------
            DIVERSIFIED MANUFACTURING -- 0.0%+
      825   Honeywell International Inc. .................................        22
                                                                             -------

                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
    1,000   AES Corporation!!.............................................   $     7
      975   Reliant Resources, Inc.!!.....................................         5
                                                                             -------
                                                                                  12
                                                                             -------
            ELECTRIC POWER -- NUCLEAR -- 0.1%
      425   American Electric Power Company, Inc. ........................        13
      400   DTE Energy Company............................................        15
       75   FirstEnergy Corporation.......................................         2
      150   FPL Group, Inc. ..............................................         9
                                                                             -------
                                                                                  39
                                                                             -------
            FINANCE -- MISCELLANEOUS -- 0.0%+
      175   Capital One Financial Corporation.............................        10
                                                                             -------
            INSURANCE -- 0.2%
      400   ACE Ltd. .....................................................        13
      175   Aetna Inc. ...................................................        11
      275   American International Group, Inc. ...........................        16
      250   Hartford Financial Services Group, Inc. ......................        13
      200   John Hancock Financial Services, Inc. ........................         7
      890   Travelers Property Casualty Corporation, Class A..............        14
                                                                             -------
                                                                                  74
                                                                             -------
            INTEGRATED OIL -- 0.2%
      225   BP Amoco plc, ADR.............................................         9
      125   ChevronTexaco Corporation.....................................         9
      300   ConocoPhillips................................................        16
      600   Exxon Mobil Corporation.......................................        22
      275   Occidental Petroleum Corporation..............................        10
                                                                             -------
                                                                                  66
                                                                             -------
            INVESTMENT SERVICES -- 0.1%
      100   Goldman Sachs Group, Inc. ....................................         8
      150   Lehman Brothers Holdings Inc. ................................        10
      275   Merrill Lynch & Company, Inc. ................................        15
                                                                             -------
                                                                                  33
                                                                             -------
            LODGING AND RECREATION -- 0.0%+
      225   Carnival Corporation..........................................         7
      175   Starwood Hotels & Resorts Worldwide, Inc. ....................         6
                                                                             -------
                                                                                  13
                                                                             -------
            MEDICAL DEVICES AND SUPPLIES -- 0.0%+
      250   Abbott Laboratories...........................................        11
      350   Baxter International Inc. ....................................        10
                                                                             -------
                                                                                  21
                                                                             -------
            METALS AND MINING -- 0.0%+
      175   Phelps Dodge Corporation!!....................................         8
                                                                             -------
            OILFIELD SERVICES -- 0.1%
      425   ENSCO International Inc. .....................................        12
      250   Nabors Industries, Ltd.!!.....................................         9
      500   Pride International, Inc.!!...................................         8
                                                                             -------
                                                                                  29
                                                                             -------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)         SEPTEMBER 30, 2003 (UNAUDITED)


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- 0.1%
      275   Bowater Inc. .................................................   $    12
      375   International Paper Company...................................        15
      125   Weyerhaeuser Company..........................................         7
                                                                             -------
                                                                                  34
                                                                             -------
            PHARMACEUTICALS -- 0.1%
      455   Pfizer Inc. ..................................................        13
      300   Watson Pharmaceuticals, Inc.!!................................        13
                                                                             -------
                                                                                  26
                                                                             -------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
      400   CSX Corporation...............................................        12
                                                                             -------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
      350   Archstone-Smith Trust.........................................         9
      625   Equity Office Properties Trust................................        17
                                                                             -------
                                                                                  26
                                                                             -------
            RESTAURANTS -- 0.0%+
      491   McDonald's Corporation........................................        12
                                                                             -------
            SEMICONDUCTORS -- 0.0%+
    1,917   Agere Systems Inc., Class A!!.................................         6
      750   ASML Holding NV!!.............................................        10
      500   Fairchild Semiconductor Corporation, Class A!!................         8
                                                                             -------
                                                                                  24
                                                                             -------
            SPECIALTY STORES -- 0.0%+
    1,075   Limited Brands................................................        16
      150   Nordstrom, Inc. ..............................................         4
                                                                             -------
                                                                                  20
                                                                             -------
            STEEL -- 0.0%+
      300   Nucor Corporation.............................................        14
                                                                             -------
            TELECOMMUNICATIONS SERVICES -- 0.1%
      375   BellSouth Corporation.........................................         9
      425   SBC Communications Inc. ......................................         9
      625   Verizon Communications Inc. ..................................        21
                                                                             -------
                                                                                  39
                                                                             -------
            TOBACCO -- 0.0%+
      475   Altria Group, Inc. ...........................................        21
                                                                             -------
            TOTAL COMMON STOCKS
              (Cost $795).................................................       901
                                                                             -------
PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 98.4%
            U.S. TREASURY STRIPS -- 98.4%
 $ 16,120   Principal only,
              1.037%*** 08/15/04..........................................   $15,975
   15,257   TIGR, Interest Receipt,
              1.286%*** 08/15/04..........................................    15,087
   20,000   TIGR, Principal Receipt,
              1.286%*** 08/15/04..........................................    19,776
                                                                             -------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $48,199)..............................................    50,838
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $48,994*)...................................     100.1%   51,739
                                                                             -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.1)%
            Cash..........................................................   $     9
            Receivable for investment securities sold.....................         1
            Dividends receivable..........................................         3
            Investment advisory fee payable...............................       (13)
            Administration fee payable....................................       (11)
            Accrued Directors' fees and expenses..........................        (2)
            Accrued expenses and other liabilities........................       (59)
                                                                             -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       (72)
                                                                             -------
            NET ASSETS..........................................     100.0%  $51,667
                                                                             =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $ 1,633
            Accumulated net realized loss on investments sold.............    (1,508)
            Net unrealized appreciation of investments....................     2,745
            Paid-in capital...............................................    48,797
                                                                             -------
            NET ASSETS....................................................   $51,667
                                                                             =======
            NET ASSET VALUE PER SHARE
              ($51,667,358 / 5,231,163 shares of common stock
              outstanding)................................................     $9.88
                                                                             =======

---------------

  * Federal income tax information (see Note 5).

 ***Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2003.

  !!Non-income producing security.

 +  Amount represents less than 0.1%.

ABBREVIATIONS:

ADR   --   American Depository Receipt
TIGR  --   Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF OPERATIONS                                        (UNAUDITED)


For the six months ended September 30, 2003

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        1,744
Dividends...................................................                 21
                                                                 --------------
    Total investment income.................................              1,765
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                 82
Administration fee..........................................                 65
Legal and audit fees........................................                 32
Printing expense............................................                 16
Transfer agent fees.........................................                 23
Directors' fees and expenses................................                  6
Custodian fees..............................................                  4
Other.......................................................                 18
                                                                 --------------
    Total expenses..........................................                246
Fees reduced by credits allowed by the custodian (see Note
  2)........................................................                 --*
                                                                 --------------
    Net expenses............................................                246
                                                                 --------------
NET INVESTMENT INCOME.......................................              1,519
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                 99
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (1,006)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......               (907)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $          612
                                                                 ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Balanced Target Maturity Fund, Inc.

  STATEMENT OF CHANGES IN NET ASSETS


                                                                SIX MONTHS
                                                                  ENDED
                                                                 9/30/03           YEAR ENDED
                                                               (UNAUDITED)          3/31/03
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income.......................................  $        1,519     $        2,876
Net realized gain/(loss) on investments.....................              99               (779)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (1,006)              (312)
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             612              1,785
Distributions to shareholders from net investment income....          (1,151)            (2,615)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................            (539)              (830)
                                                              --------------     --------------
NET ASSETS:
Beginning of period.........................................          52,206             53,036
                                                              --------------     --------------
End of period...............................................  $       51,667     $       52,206
                                                              ==============     ==============
Undistributed net investment income at end of period........  $        1,633     $        1,265
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                              SIX MONTHS
                                                 ENDED       YEAR      YEAR      YEAR      YEAR      YEAR
                                                9/30/03      ENDED     ENDED     ENDED     ENDED     ENDED
                                              (UNAUDITED)   3/31/03   3/31/02   3/31/01   3/31/00   3/31/99
                                              -------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  9.98     $ 10.14   $ 10.11   $  9.74   $ 10.15   $ 10.47
                                                -------     -------   -------   -------   -------   -------
Income from investment operations:
Net investment income.....................         0.29#       0.55#     0.51#     0.48#     0.46      0.41#
Net realized and unrealized gain/(loss) on
  investments.............................        (0.17)      (0.21)    (0.04)     0.33     (0.46)    (0.11)
                                                -------     -------   -------   -------   -------   -------
Net increase/(decrease) in net assets
  resulting from investment operations....         0.12        0.34      0.47      0.81      0.00      0.30
Distributions:
Dividends from net investment income......        (0.22)      (0.50)    (0.44)    (0.44)    (0.41)    (0.39)
Distributions from net realized capital
  gains...................................           --          --        --        --        --     (0.23)
                                                -------     -------   -------   -------   -------   -------
Total distributions.......................        (0.22)      (0.50)    (0.44)    (0.44)    (0.41)    (0.62)
                                                -------     -------   -------   -------   -------   -------
Net asset value, end of period............      $  9.88     $  9.98   $ 10.14   $ 10.11   $  9.74   $ 10.15
                                                =======     =======   =======   =======   =======   =======
Market value, end of period...............      $  9.78     $  9.85   $  9.63   $  9.30   $  8.50   $  9.00
                                                =======     =======   =======   =======   =======   =======
Total return++............................         1.52%       7.57%     8.35%    14.97%    (1.02)%   (4.08)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (000)...........      $51,667     $52,206   $53,036   $52,891   $50,961   $53,100
Ratio of operating expenses to average net
  assets..................................         0.94%##+    0.94%##    0.96%##    1.00%    0.86%    1.13%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian................         0.94%##+    0.94%##    0.96%##    1.01%    0.87%      --
Ratio of net investment income to average
  net assets..............................         5.80%+      5.42%     5.02%     4.91%     4.65%     3.99%
Portfolio turnover rate...................            2%          6%       19%       43%       21%       57%

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Per share amounts have been calculated using the monthly average shares method.

## The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS                                  (UNAUDITED)


Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on June 30, 1994. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not at all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Company may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Company may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. Dividends and distributions to shareholders are recorded on ex-dividend date. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Company. Pursuant to the investment advisory agreement, the Company pays BACAP a monthly fee equal to an annual

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      (UNAUDITED)


rate of 0.30% of the Company's average weekly net investment in zero coupon (Stripped) U.S. Treasury obligations plus 0.75% of the Company's average weekly net assets in investments other than zero coupon (Stripped) U.S. Treasury obligations.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, is the Company's administrator. In its role as administrator, BACAP Distributors supervises the Company's overall day-to-day operations and provides certain administrative services. BACAP Distributors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BACAP Distributors, the Company pays BACAP Distributors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BACAP Distributors and provides certain administrative services in support of the operations of the Company. BNY's fees are paid out of the fees paid to BACAP Distributors by the Company for administrative services.

PFPC Inc. serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the six months ended September 30, 2003, expenses of the Company were reduced by $97 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

For the six months ended September 30, 2003, the Company paid commissions of $210 to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended September 30, 2003, were $816,088 and $2,181,773, respectively.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended September 30, 2003 were $3,790 and $17,640, respectively.

4.  SHARES OF COMMON STOCK

At September 30, 2003, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the six months ended September 30, 2003 and the year ended March 31, 2003.

5.  INCOME TAXES

Information on the tax components of capital at September 30, 2003 is as follows (in thousands):

\Cost of investments for tax purposes.......................  $48,994
Gross tax unrealized appreciation...........................  $ 2,760
Gross tax unrealized depreciation...........................  $   (15)
Net tax unrealized appreciation/(depreciation) on
  investments...............................................  $ 2,745

At March 31, 2003, the Company had available for federal income tax purposes unused capital losses of $1,323,413 available to offset future capital gains, $817,791 of which expires in 2007 and $505,622 of which expires in 2011.

Nations Balanced Target Maturity Fund, Inc.

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      (UNAUDITED)


Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2003, the Company elected to defer $231,909 of capital losses occurring between November 1, 2002 and March 31, 2003 under these rules.

6.  FUND LIQUIDATION

On August 28, 2003, the Board of Directors of Nations Balanced Target Maturity Fund, Inc. approved a Plan of Liquidation and Termination (the "Plan") which is intended to accomplish the complete liquidation of the Company, its de-registration as an investment company under the Investment Company Act of 1940 and its dissolution as a corporation under Maryland law. The Plan is being presented to shareholders for their approval at a December 4, 2003 special meeting. If approved by shareholders, the company would suspend quarterly dividends and begin to make liquidating distributions on a quarterly basis leading up to the maturity date of September 30, 2004 (the "Maturity Date"). On or shortly after the Maturity Date, the Company would distribute all remaining assets to shareholders on a pro rata basis.

7.  EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in certain Nations Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and also "late trading". On September 8, 2003, Bank of America Corporation announced that, to the extent that the independent trustees determine that Nations Funds shareholders were adversely affected by a discretionary market-timing agreement or late trading activities, the adviser will make appropriate restitution. Bank of America Corporation also announced that the adviser will promptly return to Nations Funds that were the subject of a market-timing agreement all management and investment advisory fees it received as a result of such agreement. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by Nations Funds in connection with this matter. On September 16, 2003, the NYAG announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Nations Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name Nations Funds, among others, as defendants.

Nations Balanced Target Maturity Fund, Inc.

  DIVIDEND REINVESTMENT PLAN                                     (UNAUDITED)


The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

DIVIDEND REINVESTMENT PLAN

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as

Nations Balanced Target Maturity Fund, Inc.

  DIVIDEND REINVESTMENT PLAN (CONTINUED)                         (UNAUDITED)


determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Balanced Target Maturity Fund, Inc.

  ANNUAL MEETING OF STOCKHOLDERS                                 (UNAUDITED)


On July 11, 2003, the Company held its Annual Meeting of Stockholders. Thomas F. Keller was elected as a Director of the Company with a term to expire in 2006, by the following votes:

Shares voted in favor.......................................  5,151,576
Shares withheld.............................................     18,554

PO Box 34602
Charlotte, NC 28254-4602
Toll free 1.800.982.2271




BTMSAR (9/03)

ITEM 2.  CODE OF ETHICS.
          Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
          Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Not Applicable.

ITEM 5.-6.  [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not Applicable.

ITEM 8.  [RESERVED]


ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

         (a)(1) Not applicable.

         (a)(2) EX-99.CERT
                A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

          (b)   EX-99.906CERT
                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nations Balanced Target Maturity Fund, Inc.
            ------------------------------------------------

By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President and Chief Executive Officer

Date:  December 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President and Chief Executive Officer

Date:  December 9, 2003


By:  /s/ Gerald Murphy
     Gerald Murphy
     Chief Financial Officer and Treasurer

Date:  December 9, 2003



* Print the name and title of each signing officer under his or her signature.